Exhibit (q)(2)

POWER OF ATTORNEY

The undersigned officer of:

Eaton Vance California Municipal Income Trust	Eaton Vance Michigan Municipal Income Trust
Eaton Vance Credit Opportunities Fund	Eaton Vance Municipal Income Trust
Eaton Vance Enhanced Equity Income Fund	Eaton Vance Municipals Trust
Eaton Vance Enhanced Equity Income Fund II	Eaton Vance Municipals Trust II
Eaton Vance Floating-Rate Income Trust	Eaton Vance Mutual Funds Trust
Eaton Vance Florida Municipal Income Trust	Eaton Vance New Jersey Municipal Income Trust
Eaton Vance Global Enhanced Equity Income Fund	Eaton Vance New York Municipal Income Trust
Eaton Vance Growth Trust	Eaton Vance Ohio Municipal Income Trust
Eaton Vance Insured California Municipal Bond Fund	Eaton Vance Pennsylvania Municipal Income Trust
Eaton Vance Insured California Municipal Bond Fund II	Eaton Vance Senior Floating-Rate Trust
Eaton Vance Insured Florida Municipal Bond Fund	Eaton Vance Senior Income Trust
Eaton Vance Insured Massachusetts Municipal Bond Fund	Eaton Vance Series Trust II
Eaton Vance Insured Michigan Municipal Bond Fund	Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Insured Municipal Bond Fund	Eaton Vance Special Investment Trust
Eaton Vance Insured Municipal Bond Fund II	Eaton Vance Tax-Advantaged Dividend Income Fund
Eaton Vance Insured New Jersey Municipal Bond Fund	Eaton Vance Tax-Advantaged Global Dividend Income Fund
Eaton Vance Insured New York Municipal Bond Fund	Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
Eaton Vance Insured New York Municipal Bond Fund II	Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Insured Ohio Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Insured Pennsylvania Municipal Bond Fund	Eaton Vance Tax-Managed Buy-Write Research Fund
Eaton Vance Investment Trust	Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund
Eaton Vance Limited Duration Income Fund	Eaton Vance Tax-Managed Premium and Dividend Income Fund
Eaton Vance Massachusetts Municipal Income Trust	Eaton Vance Variable Trust

each a Massachusetts business trust (the “Trusts”), (does hereby severally constitute and appoint Barbara E. Campbell, Alan R. Dynner, Thomas E. Faust Jr. and James B. Hawkes, or any of them, to be true, sufficient and lawful attorneys, or attorney for me, to sign in the capacity indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Trusts, in respect of shares of beneficial interest and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Signature	Title	Date

/s/ Barbara E. Campbell	Treasurer and Principal Financial and Accounting Officer	January 25, 2006
Barbara E. Campbell

012_0120.doc